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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  JUNE 30, 1999


                          BEACON CAPITAL PARTNERS, INC.
                          -----------------------------
               (Exact name of registrant as specified in charter)


        MARYLAND                         000-24905             04-3403281
        --------                         ---------             ----------
(State or other jurisdiction     (Commission file number)    (IRS employer
        of incorporation)                                   identification no.)


          ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS, 02110
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (617) 457-0400







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ITEM 5 - OTHER EVENTS


      Beacon Capital Partners, Inc. (the "Company") announced on June 30, 1999 that it had declared and paid a distribution. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits

      Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc., dated June 30, 1999.






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BEACON CAPITAL PARTNERS, INC.



Date: July 1, 1999                      By:  /s/ Randy J. Parker
                                           -------------------------------
                                            Randy J. Parker
                                            Senior Vice President and
                                            Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit No. Description
-----------------------

Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc., dated June 30, 1999.